                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: OCTOBER 26, 2001
                Date of earliest event reported: OCTOBER 12, 2001


                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                          000-30176                        73-1567067
(State or Other Jurisdiction of     (Commission File Number)             (I.R.S. Employer
 Incorporation or Organization)                                        Identification Number)


   20 NORTH BROADWAY, SUITE 1500
      OKLAHOMA CITY, OKLAHOMA                                                  73102
(Address of Principal Executive Offices)                                     (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611

ITEM 2. Acquisition or Disposition of Assets

         On October 12, 2001, Devon Energy Corporation ("Devon"), accepted all of the Anderson Exploration Ltd. ("Anderson") common shares tendered by Anderson stockholders pursuant to the Offer to Purchase for Cash and Directors' Circular dated September 6, 2001, (the "Offer to Purchase"). In the Offer to Purchase, Devon offered to purchase each outstanding common share, including the associated rights, of Anderson, for C$40.00 per common share. The total common shares accepted on October 12, 2001 represented approximately 97% of the outstanding Anderson common shares. On October 17, 2001, Devon completed its acquisition of Anderson by a compulsory acquisition under the Canada Business Corporations Act of the remaining 3% of Anderson common shares. The total cost to Devon of acquiring Anderson's outstanding common shares and paying for the intrinsic value of Anderson's outstanding options and appreciation rights was approximately $3.5 billion.

         Devon financed a portion of the Anderson acquisition with proceeds from its issuance of $3.0 billion of debt securities on October 3, 2001 through its subsidiary Devon Financing Corporation, U.L.C. These debt securities were made up of $1.75 billion of 6.875% notes due on September 30, 2011 and $1.25 billion of 7.875% debentures due on September 30, 2031. The remainder of the purchase price was funded with borrowings under a $3.0 billion senior unsecured credit facility Devon entered into on October 12, 2001 with UBS AG, Stamford Branch; UBS Warburg LLC; Bank of America, N.A.; and Banc of America Securities LLC. The new credit facility has a term of five years and the interest rates on borrowings are determined based on a formula set forth in the facility.

         The terms of the Anderson acquisition were described in the Offer to Purchase which was included in Devon's Schedule 14D-1F filing of September 6, 2001. A press release announcing the acceptance of the tender offer by Anderson shareholders was issued on October 12, 2001, and the information contained therein is incorporated herein by reference to Exhibit 99.1 to Devon's Current Report on Form 8-K filed October 12, 2001.

ITEM 7. Financial Statements and Exhibits

(a)      Financial Statements of the Business Acquired

         The financial statements of the business acquired are not included herein but will be filed by an amendment to this Form 8-K no later than December 26, 2001.

(b)      Pro Forma Financial Information

         The pro forma financial information is not included herein but will be filed by an amendment to this Form 8-K no later than December 26, 2001.

(c)      Exhibits


         2.1 Offer to Purchase for Cash and Directors' Circular dated September 6, 2001, (incorporated by reference to Devon Energy Corporation's and Devon Acquisition Corporation's Schedule 14D-1F filing, filed September 6, 2001).

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           DEVON ENERGY CORPORATION


                                           By:  /s/ DANNY J. HEATLY
                                              ----------------------------------
                                                Danny J. Heatly
                                                Vice President


Date: October 26, 2001

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
2.1              Offer to Purchase for Cash and Directors' Circular dated
                 September 6, 2001, (incorporated by reference to Devon Energy
                 Corporation's and Devon Acquisition Corporation's Schedule
                 14D-1F filing, filed September 6, 2001).